UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Blue Hill Plaza 3rd Floor
Pearl River, New York		10965
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered(1)
Common Stock, par value $0.001 per share	ACORQ	N/A
(1)
On April 25, 2024, Nasdaq filed a Form 25 to delist our common stock and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and such delisting took effect on May 5, 2024. We expect that our common stock will be deregistered under Section 12(b) of the Exchange Act on or about July 24, 2024, which is the 90th day after the Form 25 filing. After our common stock is deregistered under Section 12(b) of the Exchange Act, it will remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on April 1, 2024, Acorda Therapeutics, Inc. (the “Company”), together with certain of its subsidiaries (together with the Company, the “Debtors”), commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) under the caption In re Acorda Therapeutics, Inc., et al. (the “Chapter 11 Proceedings”). The Company continues to operate its business as a “debtor-in-possession” in accordance with the applicable provisions of the Code and orders of the Court.

Monthly Operating Reports

On July 19, 2024, each of the Debtors filed monthly operating reports (the “Monthly Operating Reports”) with the Court for the month ending June 30, 2024. The Monthly Operating Reports are available for review free of charge at https://cases.ra.kroll.com/Acorda/. The Monthly Operating Reports and other information available on this website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports and Other Documents

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports and other documents filed with the Court, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports and other documents filed with the Court are limited in scope, cover a limited time period, and are prepared solely for the purpose of complying with the reporting requirements of the Court. The Monthly Operating Reports and other documents filed with Court are not audited or reviewed by independent accountants, are not prepared on a consolidated basis or in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports and other documents filed with the Court are complete. Results and projections set forth in the Monthly Operating Reports and other documents filed with the Court should not be viewed as indicative of future results.

Cautionary Information Regarding Trading in the Company’s Securities

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties could impact the outcome of the Chapter 11 Proceedings. Holders of the Company’s common stock will not be entitled to any recovery on their investment following the Chapter 11 Proceedings. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Monthly Operating Reports of Acorda Therapeutics, Inc. and the other Debtors for the period ended June 30, 2024 filed with the United States Bankruptcy Court for the Southern District of New York.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

Date:	July 22, 2024	By:	/s/ Michael A. Gesser
Michael A. Gesser Chief Financial Officer and Treasurer